Trade accounts receivables	12 Months Ended
Dec. 31, 2020
Trade accounts receivables
Trade accounts receivables

19    Trade accounts receivables

Accounting policy

Trade accounts receivables are amounts due from customers for goods sold in the ordinary course of the Company’s business.

Trade accounts receivables are recognized initially at fair value and subsequently measured at:

(i)

Fair value through profit or loss when are related to the Company’s accounts receivables portfolio that is included in a true sale program whereby the Company, at its discretion, can discount certain outstanding trade accounts receivables and receive payments in advance. The program is used to meet short-term liquidity needs. Trade accounts receivables within this program are derecognized since the contractual rights to receive the cash flows of the assets are transferred to the counterparty.

(ii)

Fair value through profit or loss when are related to sales that are subsequently adjusted to changes of LME prices. These accounts receivable do not meet the SPPI criteria because there is a component of commodity price risk that modifies the cash flows that otherwise would be required by the sales contract.

(iii)	Amortized cost using the effective interest rate method, less impairment, when the receivables do not meet the aforementioned classifications.

Credit risk can arise from non-performance by counterparties of their contractual obligations to the Company. To ensure an effective evaluation of credit risk, management applies procedures related to the application for credit granting and approvals, renewal of credit limits, continuous monitoring of credit exposure in relation to established limits and events that trigger requirements for secured payment terms. As part of the Company’s process, the credit exposures with all counterparties are regularly monitored and assessed.

The Company applies the IFRS 9 simplified approach to measure the impairment losses for trade accounts receivables. This approach requires the use of the lifetime expected credit losses on its trade accounts receivables measured at amortized cost. To calculate the lifetime expected credit losses the Company used a provision matrix and forward-looking information. The additions to impairment of trade accounts receivables are included in selling expenses. Trade accounts receivables are generally written off when there is no expectation of recovering additional cash.

(a)     Composition

	2020	2019
Trade accounts receivables	229,800	175,948
Related parties - note 22	2,411	3,620
Impairment of trade accounts receivables (i)	(3,179)	(2,337)
	229,032	177,231
(i)

COVID-19 may have changed the risk profile of the Company’s customers, especially those clients that might have transactions, or are located in areas, which are affected, or are more prone to be economically affected. As such risks increase, the Company expects an increase in impairment losses on trade accounts receivables. As of December 31, 2020, the Company has taken an impairment, related to COVID-19, of USD 321 in order to reflect the actual economic scenario and the deterioration in the risk profile of the Company´s clients.

(b)     Changes in impairment of trade accounts receivables

	2020	2019
Balance at the beginning of the year	(2,337)	(2,690)
Additions	(2,643)	(805)
Reversals	1,288	1,085
Foreign exchange (losses) gains	513	73
Balance at the end of the year	(3,179)	(2,337)

(c)     Analysis by currency

	2020	2019
USD	186,420	149,348
BRL	41,601	26,817
Other	1,011	1,066
	229,032	177,231

(d)     Aging of trade accounts receivables

	2020	2019
Current	222,670	150,134
Up to 3 months past due	6,728	26,810
From 3 to 6 months past due	102	135
Over 6 months past due	2,711	2,489
	232,211	179,568
Impairment	(3,179)	(2,337)
	229,032	177,231